Short-term investments	12 Months Ended
Dec. 31, 2021
Short Term Investment [Abstract]
Short-term investments
21.	Short-term investments

The short-term investment entered into during the year ended December 31, 2021 relates to variable Net Asset Value (“NAV”) investments, representing cash investments in variable money market instruments on the basis of a mark-to-market valuation of an underlying portfolio of money market instruments. These do not meet the definition of cash and cash equivalents as they are not readily convertible into known amounts of cash and are subject to significant risk of changes in value. All changes in fair value of these investments are recognized in the Consolidated statement of operations. Short-term investments consist of the following at December 31 (in thousands):

	2020	2021
Short-term investments	$-	$99,971
Short-term investments	$-	$99,971